SALE OF ASSETS AGREEMENT

This Sale of Assets Agreement is entered into this day by and between The Vermont Witch Hazel, Co., a Vermont corporation ("Seller") whose address is 4218 Woodland Avenue, Burbank, CA 91505 and The Vermont Witch Hazel Co., LLC ("Purchaser") whose address is 4218 Woodland Avenue, Burbank, CA 91505.

WHEREAS, the Seller is engaged in the business of manufacturing and distributing skin and pet care products and accessories for fashion and home and is the owner of assets including, but not limited to equipment, inventories, intellectual property, contract rights, leasehold interests, and miscellaneous assets used in connection with the operation of its business;

WHEREAS, principally conducts its business at 4218 Woodland Avenue, Burbank, CA 91505;

WHEREAS, the Purchaser desires to purchase, and the Seller desires to sell, the all the assets used or useful, or intended to be used, in the operation of the Seller's business; and

NOW THEREFORE, IT IS AGREED AS FOLLOWS:

Section 1. Assets Purchased. The Seller agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Seller, on the terms and conditions set forth in this Agreement, the assets set forth on Schedule 1 hereto ("Assets").

Section 2 .    Liabilities  Assumed.  Except as  otherwise  provided  below,  at
Closing, the Purchaser agrees to assume and pay, discharge or perform, as appropriate, all the liabilities and obligations of the Seller specifically itemized on Schedule 2 hereto ("Assumed Liabilities").

Section 3. Purchase Price. The purchase price for the Assets shall be all of the membership interests in or of Purchaser so that Purchaser, at the Closing shall own 100% of Purchaser

Section 4.     Closing.

4.1 Time and Place. The closing ("Closing") of the sale and purchase of the Assets shall take place at 4218 Woodland Avenue, Burbank, CA 91505 at 12 noon on December 3, 2001 ("Closing Date"), or at such other time as the parties may agree in writing.

4.2 Obligations of Seller at the Closing. At the Closing, the Seller shall deliver to the Purchaser the following:

     4.2.1 one or more bills of sale from the Seller conveying all of the Assets to the Purchaser;

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     4.2.2  a copy  of the  resolutions  of the  Seller's  board  of  directors, authorizing the execution, delivery and performance of this Agreement and any other agreement to be entered into by the Seller in connection herewith, and the transactions contemplated hereby;

     4.2.3  all  necessary   consents  of  third  parties,   including   without
limitation, to be assigned to and/or assumed by the Purchaser hereunder;

     4.2.4 such other assignments, bills of sale, or instruments of conveyance, certificates of officers, and other documents as reasonably may be requested by the Purchaser prior to the Closing to consummate this Agreement and the transactions contemplated hereby.

     4.3 Obligations of Purchaser at the Closing. At the Closing, the Purchaser shall execute, or cause to be executed, and shall deliver to the Seller the following:

     4.3.1 The VWH LLC membership interests;

     4.3.2 such certificates of officers and other documents as reasonably may be requested by the Seller prior to the Closing to consummate this Agreement and the transactions contemplated hereby.

Section 5. Seller's Representations and Warranties, The Seller represents and warrants to the Purchaser as follows:

5.1 Corporate Existence. The Seller is now, and on the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Vermont, has all requisite corporate power and authority to own its properties and assets and carry on its business and is good standing in each jurisdiction in which such qualification is required.

5.2 Corporation Power and Authorization. The Seller has full corporate authority to execute and deliver this Agreement and any other agreement to be executed and delivered by the Seller in connection herewith, and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate and shareholder action. No other corporate proceedings by the Seller will be necessary to authorize this Agreement or the carrying out of the transactions contemplated hereby. This Agreement constitutes a valid and binding Agreement of the Seller in accordance with its terms.

5.3 Conflict with Other Agreements Consents and -Approvals. With respect to (i) the articles of incorporation or bylaws of the Seller, (ii) any applicable law, statute, rule or regulation, (iii) any contract to which the Seller is a party or may be bound, or (iv) any judgment, order, injunction, decree or ruling of any court or governmental authority to which the Seller is a party or subject, the execution and delivery by the Seller of this Agreement and any other agreement to be executed and delivered by the Seller in connection herewith and the consummation of the transactions contemplated hereby will not (a) result in any violation, conflict or default, or give to others any interest or rights, including rights of termination, cancellation or acceleration, (b) require any


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authorization,  consent,  approval,  exemption  or other  action by any court or administrative or governmental body which has not been obtained, or any notice to or filing with any court or administrative or governmental body which has not been given or done, or (c) except as set forth on Schedule 5.3, require the consent of any third party.

5.4 Compliance with Law. The Seller's use and occupancy of the Assets, wherever located, has been in compliance with all applicable federal, state, local or other governmental laws or ordinances, the non-compliance with which, or the violation of which, might have a material adverse affect on the Assets, the Assumed Liabilities or the financial condition, results of operations or anticipated business prospects of the Purchaser, and the Seller has received no claim or notice of violation with respect thereto. Without in any way limiting the generality of the foregoing, the Seller is in compliance with, and is subject to no liabilities under, any and all applicable laws, governmental rules, ordinances, regulations and orders pertaining to the presence, management, release, discharge, or disposal of toxic or hazardous waste material or substances, pollutants (including conventional pollutants) and contaminants. The Seller has obtained all material permits, licenses, franchises and other authorizations necessary for the conduct of its business.

5.5 Financial Statements. Attached hereto on Schedule 5.5 are the Seller's (audited) (reviewed) financial statements for the periods ending July 31, 2000 and 2001 ("Financial Statements"). The Financial Statements are in accordance with the books and records of the Seller and are true, correct, and complete; fairly present financial conditions of the Seller at the dates of such Financial Statements and the results of its operations for the periods then ended; and were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Except as described in this Agreement, since July 31, 1999 there has been no material adverse change in the financial condition of the Seller.

5.6 Tax and Other Returns and Reports. (i) All federal, state, local and foreign tax returns and reports (including without limitation all income tax, social security, payroll, unemployment compensation, sales and use, excise, privilege, property, ad valorem, franchise, license, and school) required to be filed by the Seller by the Closing ("Tax Returns") have been filed with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, and all such returns and reports properly reflect the taxes of the Seller for the periods covered thereby; (ii) all federal, state, and local taxes, assessments, interest, penalties, deficiencies, fees and other governmental charges or impositions, including those enumerated above with respect to the Tax Returns, which are called for by the Tax Returns, or which are claimed to be due from the Seller by notice from any taxing authority, or upon or measured by its properties, assets or income ("Taxes"), have been properly accrued or paid by or at the Closing if then due and payable; and (iii) the reserves for Taxes contained in the Financial Statements are adequate to cover the tax liabilities of the Seller as of that date, and nothing other than tax on operations subsequent to the date of the Financial Statements has occurred subsequent to that date to make any of such reserves inadequate.

5.7 Title to_Assets. Except as described in Schedule 1 of this Agreement, the Seller holds good and marketable title to the Assets, free and clear of restrictions on or conditions to transfer or assignment, and free and clear of liens, pledges, charges, or encumbrances.

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5.8 Intellectual Propertv Rights. Except, in each case, as set forth in Schedule
5.8:

5.8.1 The Seller owns, possesses, or has the right to use all intellectual property rights necessary or required to conduct its business as presently conducted, or otherwise used by the Seller;

5.8.2 no royalties or other amounts are payable by the Seller to other persons by reason of the ownership or the use of the any intellectual property owned or used by the Seller;

5.8.3 (i) to the best knowledge of the Seller, no product or service related to the Seller's business and marketed and sold by the Seller violates any license or infringes upon any intellectual property rights of others, (ii) the Seller has not received any notice that any such product or service conflicts with any intellectual property rights of others, and (iii) to the best knowledge of the Seller, there is no reasonable basis to believe that any such violation, infringement or conflict may exist;

5.8.4 The Seller is not a party to, or subject to, any contract which currently requires, or upon the passage of time or occurrence of an event or contingency (whether of default or otherwise) will require, the conveyance or disclosure of secret processes or formulae related to, any intellectual property of the Seller;

5.8.5 All computer hardware and software included among the Assets and currently used and/or necessary to the conduct of the Seller's business, are in good working order;

5.8.6 Except as described in Schedule 1, the Seller has obtained and delivered to the Purchaser all consents and approvals of third parties necessary to duly transfer to the Purchaser all of the Seller's rights, title and interest in and to all of its intellectual property included among the Assets.

5.9 Labor A Agreements and Dilutes,. The Seller is neither a party to, nor otherwise subject to any collective bargaining or other agreement governing the wages, hours, and terms of employment of the Seller's employees. The Seller is not aware of any labor dispute or labor trouble involving employees of the Seller, nor has there been any such dispute or trouble during the three years preceding the date of this Agreement.

5.19 ERISA and Related Matters. Schedule 5.10 sets forth a description of all "Employee Welfare Benefit Plans" and "Employee Pension Benefit Plans" (as defined in ss.ss. 3(1) and 3(2), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) existing on the date hereof that are or have been maintained or contributed to by the Seller. Except as listed on
Schedule 5.10, the Seller does not maintain any retirement or deferred compensation plan, savings, incentive, stock option or stock purchase plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangement for any employee, consultant or agent of the Seller, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an "Employee Benefit Plan" (as defined in ss. 3(3) of ERISA), for which the Seller may have any ongoing material liability after Closing. The Seller does not maintain nor has it ever contributed to any Multiemployer Plan as defined by ss. 3(37) of ERISA. The Seller does not currently maintain any

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Employee  Pension Benefit Plan subject to Title IV of ERISA.  There have been no
"prohibited transactions" (as described in ss. 406 of ERISA or ss. 4975 of the Code) with respect to any Employee Pension Benefit Plan or Employee Welfare Benefit Plan maintained by the Seller as to which the Seller has been party a party. As to any employee pension benefit plan listed on Schedule 5.10 and subject to Title IV of ERISA, there have been no reportable events (as such term is defined in ss. 4043 of ERISA).

5.11 Non-cancelable Contracts. At the time of Closing, there will be no material leases, employment contracts, contracts for services or maintenance, or other similar contracts existing or relating to or connected with the operation of the Seller's business not cancelable within 180 days, except those Agreements listed on Schedule 5.11.

5.12 Government Contracts. Except as disclosed in Schedule 5.12, to the best knowledge of the Seller, the Seller has not entered into any contract with the United States government or and agency, department, instrumentality, prime contractor or higher-tier subcontractor thereof ("Government Contract"). The Seller is not a party to any Governments Contracts that require access to classified information, and there are no security clearances necessary for the operation of the Seller's business. To the best knowledge of the Seller, and except as disclosed on Schedule 5.12, there are no outstanding quotations, bids or proposals submitted by the Seller to any agency, department or instrumentality of the United States government or to a prime contractor or higher-tier subcontractor thereof.

5.13 Litigation. The Seller has no knowledge of any claim, litigation, proceeding, or investigation pending or threatened against the Seller that might result in any material adverse change in the business or condition of Assets being conveyed under this Agreement.

5.14 Brokerage. Neither the Seller has employed any broker, finder or similar agent in connection with the transactions contemplated by this Agreement, or taken action that would give rise to a valid claim against any party for a brokerage commission, finder's fee, or similar compensation.

5.15 Accuracy of Representations and Warranties. None of the representations or warranties of the Seller contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make statements in this Agreement not misleading. The Seller knows of no fact that has resulted, or that in the reasonable judgment of the Seller will result in a material change in the business, operations, or assets of the Seller that has not been set forth in this Agreement or otherwise disclosed to the Purchaser.

Section 6.     Representations  of  Purchaser.   The  Purchaser  represents  and
warrants as follows:

6.1 Limited Liability Company. The Purchaser is now, and on the Closing Date will be, a limited liability company duly organized, validly existing and in good standing under the laws of the State of California, has all requisite power and authority to enter into this Agreement and perform its obligations hereunder,

6.2 Authorization. The Purchaser has full authority to execute and deliver this Agreement and any other agreement to be executed and delivered by the Purchaser in connection herewith, and to carry out the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary

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corporate  action.  No other  proceedings  by the Purchaser will be necessary to authorize this Agreement or the carrying out of the transactions contemplated hereby. This Agreement each constitutes a valid and binding Agreement of the Seller in accordance with their terms.

6.3 Conflict with Other Agreements, Consents and Approvals. With respect to (i) the articles or regulations of the Purchaser, (ii) any applicable law, statute, rule or regulation, (iii) any contract to which the Purchaser is a party or may be bound, or (iv) any judgment, order, injunction, decree or ruling of any court or governmental authority to which the Purchaser is a party or subject, the execution and delivery by the Purchaser of this Agreement and any other agreement to be executed and delivered by the Purchaser in connection herewith and the consummation of the transactions contemplated hereby will not (a) result in any violation, conflict or default, or give to others any interest or rights, including rights of termination, cancellation or acceleration, or (b) require any authorization, consent, approval, exemption or other action by any court or administrative or governmental body which has not been obtained, or any notice to or filing with any court or administrative or governmental body which has not been given or done.

6.4 Employees. The Purchaser shall offer employment to all of the Seller's employees listed on Schedule 6.4 and the Seller shall use its best efforts to assure the orderly transfer of those employees to the Purchaser. All employees will continue to receive the same compensation as they are receiving as of the date of this Agreement, subject to such changes as the Purchaser may approve. The Seller shall be responsible for payment of all compensation payable to all of the Seller's employees who become employees of the Purchaser for the period through and including the Closing Date and shall retain all liabilities and obligations with respect to employees who are not transferred to the Purchaser. Each of the Seller's employees who are transferred to the Purchaser shall receive credit for the period such employee was employed at the Seller for purposes of determining severance, family leave, disability and future vacation after transfer to the Purchaser. If the Purchaser terminates any of the Seller's former employees during the 30 day period immediately following the Closing Date, the Seller shall reimburse the Purchaser for severance and vacation pay paid to those employees. The Purchaser shall be responsible for severance and vacation pay for any of the Seller's former employees retained more than 30 days.

6.5 Brokerage. The Purchaser has not employed any broker, finder or similar agent in connection with the transactions contemplated by this Agreement, or taken action that would give rise to a valid claim against any party for a brokerage commission, finder's fee, or similar compensation.

6.6 Accuracy of Representations and Warranties. None of the representations or warranties of the Purchaser contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make the statements contained herein not misleading.

Section 7 Conditions Precedent to Purchaser's Obligations. The obligation of the Purchaser to purchase the Assets is subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions, any one or portion of which may be waived in writing by the Purchaser:

7.1 Representations Warranties and Covenants of Seller. The representations and warranties of the Seller contained herein and the information contained in the Schedules and any other documents delivered by the Seller in connection with

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this  Agreement  shall be true  and  correct  in all  material  respects  at the
Closing;  and the Seller shall have performed all  obligations and complied with
all  agreements,   undertakings,  covenants  and  conditions  required  by  this
Agreement to be performed or complied with by it or prior to the Closing.

7.2 Licenses and Permits. The Purchaser shall have obtained all licenses and permits from public authorities necessary to authorize the ownership and operation of the business of the Seller.

7.3 Consents. The Purchaser shall have obtained any consents to the assignments of any agreements to the Purchaser.

7.4 Conditions of the Business. There shall have been no material adverse change in the manner of operation of the Seller's business prior to the Closing Date.

7.5 No Suits or Actions. At the Closing Date no suit, action, or other proceeding shall have been threatened or instituted to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the contemplated transactions.

Section 8. Conditions Precedent to Obligations of the Seller. The obligations of the Seller to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions, any one or a portion of which may be waived in writing by the Seller;

8.1 Representations, Warranties. and Covenants of Purchaser. All representations and warranties made in this Agreement by the Purchaser shall be true as of the Closing Date as fully as though such representations and warranties had been made on and as of the Closing Date, and the Purchaser shall not have violated or shall not have failed to perform in accordance with any covenant contained in this Agreement.

Section 9. Purchaser's Acceptance. The Purchaser represents and acknowledges that it has entered into this Agreement on the basis of it own examination, personal knowledge, and opinion of the value of the business. The Purchaser has not relied on any representations made by the Seller other than those specified in this Agreement. The Purchaser further acknowledges that the Seller has not made any agreement or promise to repair or improve any of the leasehold improvements, equipment, or other personal property being sold to the Purchaser under this Agreement, and that the Purchaser takes all such property in the condition existing an the date of this Agreement, except as otherwise provided in this Agreement.

Section 10.    Indemnification and Survival

10.1 Survival of Representations and Warranties. All representations and warranties made in this Agreement shall survive the Closing of this Agreement, except that any party to whom a representation or warranty has been made in this Agreement shall be deemed to have waived any misrepresentation or breach of representation or warranty of which such party had knowledge prior to Closing. Any party learning of a misrepresentation or breach of representation or

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warranty under this Agreement shall  immediately  give written notice thereof to all other parties to this Agreement.  The representations and warranties in this
Agreement   shall   terminate  two  years  from  the  Closing  Date,   and  such
representations or warranties shall thereafter be without force or effect, except any claim with respect to which notice has been given to the party to be charged prior to such expiration date.

10.2 Seller's Indemnification.

10.2.1 The Seller hereby agrees to indemnify and hold the Purchaser, it successors, and assigns harmless from and against:

10.2.2 (i) Any and all damages, losses, claims, liabilities, deficiencies and obligations of every kind and description, contingent or otherwise, arising out of or related to the operation of the Seller's business prior to the close of business on the day before the Closing Date, except for damages, losses, claims, liabilities, deficiencies and obligations of the Seller expressly assumed by the Purchaser under this Agreement or paid by insurance maintained by the Seller, or the Purchaser, (ii) any liability or obligation of the Seller which is not an Assumed Liability, (iii) any and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of the Seller under this Agreement, and (iv) any and all actions, suits, claims, proceedings, investigation, audits, demands, assessments, fines, judgments, costs and other expenses (including, without limitation, reasonable audit and attorneys fees) incident to any of the foregoing.

10.2.3 Purchaser's Indemnification. The Purchaser agrees to defend, indemnify, and hold harmless the Seller from and against (i) any and all claims, liabilities, and obligations of every kind and description arising out of or related to the operation of the business following Closing or arising out of the Purchaser's failure to perform obligations of the Seller assumed by the Purchaser pursuant to this Agreement; (ii) after the Closing, any liability or obligation of the Seller which is an Assumed Liability, (iii) any and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of the Purchaser under this Agreement, and (iv) any and all actions, suits, claims, proceedings, investigation, audits, demands, assessments, fines, judgments, costs and other expenses (including, without limitation, reasonable audit and attorneys fees) incident to any of the foregoing.

Section 11. Bulk Transfers. The Purchaser waives compliance by the Seller with the Vermont Bulk Transfers Article of the Uniform Commercial Code, and any other similar laws in any applicable jurisdiction (collectively "Bulk Transfers Law") in respect to the transactions contemplated by this Agreement. The Seller shall indemnify the Purchaser from, and hold it harmless against, any liabilities, damages, costs and expenses resulting from or arising out of (i) the parties' failure to comply with any Bulk Transfers Law with respect to the transactions contemplated by this Agreement, or (ii) any action brought or levy made as a result thereof, except for the Assumed Liabilities. If the Seller fails to comply with the provisions of this Section and the Purchaser is required to pay any creditor of the Seller in order to protect the property purchased under this Agreement from claims or liens of the Seller's creditors, except those assumed by the Purchaser, then the Purchaser may offset the amount

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it pays  against  the balance  due the Seller on the Note by  furnishing  to the
Seller proof of such payment in the form of a receipt from the creditor involved.

Section 12.    Miscellaneous Provisions.

Section 12.1. Notices. Any notice under this Agreement shall be in writing and shall be effective when actually delivered in person or three days after being deposited in the U. S. mail, registered or certified, postage prepaid and addressed to the party at the address stated in this Agreement or such other address as either party may designate by written notice to the other.

     Section  12.2  Assignment.   Except  as  otherwise   provided  within  this
Agreement, neither party hereto may transfer or assign this Agreement without prior written consent of the other party.

     Section 12.3 Law Governing. This Agreement shall be governed by and construed in accordance with the laws of the State of Vermont.

     Section 12.4 Attorney Fees. In the event an arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

     Section 12.5 Titles and Captions. All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

     Section 12.6 Pronouns and Plurals. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

     Section 12.7 Entire Agreement. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

     Section 12.8 Agreement Binding. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     Section 12.9 Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

     Section 12.10 Good Faith Cooperation and Due Diligence. The parties hereto covenant, warrant and represent to each other good faith, complete cooperation, due diligence and honesty in fact in the performance of all obligations of the parties pursuant to this Agreement. All promises and covenants are mutual and dependent.

SALE OF ASSETS AGREEMENT
Page 9

     Section 12.1 1 Counterparts. This Agreement may be executed in several counterparts and all so executed shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart.

     Section 12.12 Parties in Interest. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

     Section 12.13 Savings Clause. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

Dated as of December 3, 2001

Signatures

The Vermont Witch Hazel Co.

By.

 /s/ Deborah Duffy
----------------------
President

The Vermont itch Hazel Co., LLC

By:

 /s/ Deborah Duffy
----------------------
Deborah Duffy, Manager




SALE OF ASSETS AGREEMENT
Page 10

                                   SCHEDULE 1.
                            (As of December 3, 2001)


Cash                                                                     $   404
Accounts receivable                                                          104
Furniture and equipment                                                    6,141
Inventory                                                                 82,527
                                                                         -------
                                                                         $89,176


Registered Trademark (The Vermont Witch Hazel Co.)
Trademarks pending Patents pending
Formulas
Brands

                                   SCHEDULE 2.
                            (As of December 2, 2001)

Accounts Payable                                                         $26,059
Accrued liabilities                                                       21,017
Advances due stockholders                                                 11,050
Notes payable                                                             20,000
                                                                         -------
                                             Total current liabilities   $78,126

                                  BILL OF SALE
                                  ------------

For Ten Dollars ($10.00) and other good and valuable consideration, The Vermont Witch Hazel Co., a Vermont corporation, sells and assigns to The Vermont Witch Hazel Co., LLC., a California limited liability company, the assets listed on the attached Schedule 1, which is incorporated herein.

Signed this 3rd day of December, 2001.

The Vermont Witch Hazel Co.

By:

 /s/ Deboran Duffy
------------------------
Deboran Duffy, President